Exhibit 10.4

SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN

SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN
i

(c) Changing Deduction Rate	6
(d) Discontinuing Payroll Deductions	6

SECTION 6. WITHDRAWAL FROM THE PLAN.	7
(a) Withdrawal	7
(b) Re-enrollment After Withdrawal	7

SECTION 7. CHANGE IN EMPLOYMENT STATUS.	7
(a) Termination of Employment	7
(b) Leave of Absence	7
(c) Death	7

SECTION 8. PLAN ACCOUNTS AND PURCHASE OF SHARES.	7
(a) Plan Accounts	7
(b) Purchase Price	8
(c) Number of Shares Purchased	8
(d) Available Shares Insufficient	8
(e) Issuance of Shares	8
(f) Unused Cash Balances	9
(g) Shareholder Approval	9

SECTION 9. LIMITATIONS ON STOCK OWNERSHIP.	9
(a) Five Percent Limit	9
(b) Dollar Limit	9

SECTION 10. RIGHTS NOT TRANSFERABLE.	10

SECTION 11. NO RIGHTS AS AN EMPLOYEE.	10

SECTION 12. NO RIGHTS AS A SHAREHOLDER.	10

SECTION 13. SECURITIES LAW REQUIREMENTS.	10

SECTION 14. SHARES OFFERED UNDER THE PLAN.	10
(a) Authorized Shares	10
(b) Antidilution Adjustments	11
(c) Reorganizations	11

SECTION 15. AMENDMENT OR DISCONTINUANCE.	11

SECTION 16. LIMITATION ON LIABILITY.	12

SECTION 17. UNFUNDED PLAN.	12

SECTION 18. OFFER TO PARTICIPANTS OUTSIDE THE UNITED STATES.	12

SECTION 19. GOVERNING LAW.	13

SECTION 20. EXECUTION.	13
SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN
ii

SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN
SECTION 1.PURPOSE OF THE PLAN.
The Plan is effective on the date on which the registration statement covering the initial public offering of the Shares is declared effective by the United States Securities and Exchange Commission (the “Effective Date”). The purpose of the Plan is to provide a broad-based employee benefit to attract the services of new Eligible Employees, to retain the services of existing Eligible Employees, and to provide incentives for such individuals to exert maximum efforts toward the Company’s success by purchasing Shares from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Code and to be exempt from the application and requirements of Section 409A of the Code, and is to be construed accordingly.
The Company intends to make two types of offerings under the Plan: offerings that are intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and to be exempt from the application and requirements of Section 409A of the Code, and to be construed accordingly (each, a “Section 423 Offering”) and offerings that are not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (each, a “Non-423 Offering”). The Section 423 Offerings will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. An option to purchase shares of Common Stock under the Non-423 Offering will be granted pursuant to any rules, procedures, agreements, appendices or sub-plans adopted by the Committee designed to achieve tax, securities laws, or any other objectives. Except as otherwise provided herein, the Non-423 Offering will operate and be administered in the same manner as the Section 423 Offering.
SECTION 2.DEFINITIONS.
(a)“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under the common control with, the Company.
(b)“Board” means the Board of Directors of the Company, as constituted from time to time.
(c)“Code” means the United States Internal Revenue Code of 1986, as amended.
(d)“Committee” means the Compensation Committee of the Board or such other committee, comprised exclusively of one or more directors of the Company, as may be appointed by the Board from time to time to administer the Plan. To the extent a such a committee is not appointed by the Board to administer the Plan, references to “Committee” in this Plan shall refer to the Board.
(e)“Company” means Silvaco Group, Inc., a Delaware corporation, including any successor thereto.
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2024 EMPLOYEE STOCK PURCHASE PLAN

(f)“Compensation” means, unless provided otherwise by the Committee in the terms and conditions of an Offering, base salary and wages paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under sections 401(k) or 125 of the Code. “Compensation” shall, unless provided otherwise by the Committee in the terms and conditions of an Offering, exclude variable compensation (including commissions, bonuses, incentive compensation, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options or any other equity awards, and similar items. The Committee shall determine whether a particular item is included in Compensation. Further, the Committee shall have the discretion to determine the application of this definition to Participants outside the United States.
(g)“Corporate Reorganization” means:
(i)The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or
(ii)The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.
(h)“Eligible Employee” means any Employee of a Participating Company who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if such individual’s participation in the Plan is prohibited by the law of any country which has jurisdiction over the employee.
(i)“Employee” means any person who is “employed” for purposes of Section 423(b)(4) of the Code by a Participating Company. However, service solely as a director, or payment of a fee for such services, will not cause a director to be considered an “Employee” for purposes of the Plan.
(j)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(k)“Fair Market Value” means the fair market value of a Share, determined as follows:
(i)If Shares were traded on any established national securities exchange, including the New York Stock Exchange or The Nasdaq Stock Market, on the date in question, then the Fair Market Value shall be equal to the closing price as quoted on such exchange (or the exchange with the greatest volume of trading with respect to the Shares) on such date as
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2024 EMPLOYEE STOCK PURCHASE PLAN

reported in the Wall Street Journal or such other source as the Committee deems reliable; or
(ii)If the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
The determination of fair market value for purposes of tax withholding may be made in the Committee’s discretion subject to applicable law and is not required to be consistent with the determination of Fair Market Value for other purposes.
For any date that is not a Trading Day, the Fair Market Value of a Share for such date shall be determined by using the closing sale price for the immediately preceding Trading Day. Determination of the Fair Market Value pursuant to the foregoing provisions shall be conclusive and binding on all persons.
(l)“Offering” means the grant of options to purchase Shares under the Plan to Eligible Employees.
(m)“Offering Date” means the first day of an Offering.
(n)“Offering Period” means a period with respect to which the right to purchase Shares may be granted under the Plan, as determined pursuant to Section 4(a).
(o)“Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).
(p)“Participating Company” means (i) the Company and (ii) each present or future Subsidiary or Affiliate designated by the Committee as a Participating Company. The Committee may so designate any Subsidiary or Affiliate, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the shareholders, and may further designate such companies or Participants as participating in the 423 Component or the Non-423 Component. The Committee may also determine which Affiliates or Eligible Employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code or as implemented under a Non-423 Offering, and determine which Participating Company or Companies will participate in separate Offerings (to the extent that the Company makes separate Offerings). For purposes of Section 423 Offerings, only the Company and its Subsidiaries may be Participating Companies; provided, however, that at any given time, a Subsidiary that is a Participating Company in a Section 423 Offering will not be a Participating Company in a Non-423 Offering.
(q)“Plan” means this Silvaco Group, Inc. 2024 Employee Stock Purchase Plan, as it may be amended from time to time.
(r)“Plan Account” means the account established for each Participant pursuant to Section 8(a).
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2024 EMPLOYEE STOCK PURCHASE PLAN

(s)“Purchase Date” means one or more dates during an Offering on which Shares may be purchased pursuant to the terms of the Offering.
(t)“Purchase Period” means one or more successive periods during an Offering, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.
(u)“Purchase Price” means the price at which Participants may purchase Shares under the Plan, as determined pursuant to Section 8(b).
(v)“Shares” means the common stock, par value $0.0001 per share, of the Company.
(w)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(x)“Trading Day” means a day on which the national stock exchange on which the Shares are traded is open for trading.
SECTION 3.ADMINISTRATION OF THE PLAN.
(a)Administrative Powers and Responsibilities. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be final and binding on all persons. The Company shall pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan. Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.
SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN

(b)International Administration. The Committee may establish sub-plans (which need not qualify under Section 423 of the Code) and initiate separate Offerings for the purpose of (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under Section 423 of the Code or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub-plans, at the Committee’s discretion, may provide for allocations of the authorized shares reserved for issue under the Plan as set forth in Section 14(a)). The rules, guidelines and forms of such sub-plans (or the Offerings thereunder) may take precedence over other provisions of the Plan, with the exception of Section 4(a)(i), Section 5(b), Section 8(b) and Section 14(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant options in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of options granted under the same Offering to employees resident in the United States, subject to compliance with Section 423 of the Code.
SECTION 4.ENROLLMENT AND PARTICIPATION.
(a)Offering Periods. While the Plan is in effect, the Committee may from time to time grant options to purchase Shares pursuant to the Plan to Eligible Employees during a specified Offering Period. Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and, as applicable, the requirements of Section 423 of the Code, including the requirement that all Eligible Employees participating in each Section 423 Offering have the same rights and privileges. The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed twenty-seven (27) months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for Shares which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of Shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a Share is equal to or less than the Fair Market Value of a Share on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.
(b)Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by completing the enrollment process prescribed and communicated for this purpose from time to time by the Company to Eligible Employees.
SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN

(c)Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until the Participant ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if the Participant then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if the Participant then is an Eligible Employee. Except as otherwise provided in the terms and conditions of an Offering, when a Participant reaches the end of an Offering Period but the Participant’s participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.
SECTION 5.EMPLOYEE CONTRIBUTIONS.
(a)Frequency of Payroll Deductions. A Participant may purchase Shares under the Plan solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering. Payroll deductions, subject to the provisions of Subsection (b) below or as otherwise provided under the terms and conditions of an Offering, shall occur on each payday during participation in the Plan.
(b)Amount of Payroll Deductions. An Eligible Employee shall designate during the enrollment process the portion of the Eligible Employee’s Compensation that the Eligible Employee elects to have withheld for the purchase of Shares. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than one percent (1%) nor more than fifteen percent (15%) (or such lower rate of Compensation specified as the limit in the terms and conditions of the applicable Offering).
(c)Changing Deduction Rate. Unless otherwise provided under the terms and conditions of an Offering, (i) a Participant may not increase the rate of payroll deductions during the Offering Period, and (ii) a Participant may discontinue or decrease the rate of payroll deductions during the Offering Period to a whole percentage of the Participant’s Compensation (including a reduction to zero percent (0%)) in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll deductions effective for a new Offering Period by submitting an authorization to change the payroll deduction rate pursuant to the process prescribed by the Company from time to time. The new deduction rate shall be a whole percentage of the Eligible Employee’s Compensation consistent with Subsection (b) above.
(d)Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, the Participant may do so by withdrawing from the Plan pursuant to Section 6(a). In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).
SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN

SECTION 6.WITHDRAWAL FROM THE PLAN.
(a)Withdrawal. A Participant may elect to withdraw from the Plan by giving notice pursuant to the process prescribed and communicated by the Company from time to time. Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering. In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the Shares. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest, except as may be required by applicable law. No partial withdrawals shall be permitted.
(b)Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until the Participant re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an Offering Period.
SECTION 7.CHANGE IN EMPLOYMENT STATUS.
(a)Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.
(b)Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate three (3) months after the Participant goes on a leave, unless a contract or statute guarantees the Participant’s right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.
(c)Death. In the event of the Participant’s death, the amount credited to the Participant’s Plan Account shall be paid to the Participant’s estate.
SECTION 8.PLAN ACCOUNTS AND PURCHASE OF SHARES.
(a)Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes, except where applicable law requires that amounts credited to Plan Accounts be held separately or deposited with a third party. No interest shall be credited to Plan Accounts, except as may be required by applicable law.
SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN

(b)Purchase Price. The Purchase Price for each Share purchased during an Offering Period shall be the lesser of:
(i)eighty-five percent (85%) of the Fair Market Value of such share on the Purchase Date; or
(ii)eighty-five percent (85%) of the Fair Market Value of such share on the Offering Date.
The Committee may specify an alternate Purchase Price amount or formula in the terms and conditions of an Offering, but in no event may such amount or formula result in a Purchase Price less than that calculated pursuant to the immediately preceding formula.
(c)Number of Shares Purchased. As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of Shares calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account (rounded down to the nearest whole share, unless otherwise set forth in the terms and conditions of an Offering). Unless provided otherwise by the Committee prior to commencement of an Offering, the maximum number of Shares which may be purchased by an individual Participant during such Offering is 25,000 shares. The foregoing notwithstanding, no Participant shall purchase more than such number of Shares as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, nor more than the amount of Shares set forth in Sections 9(b) and 14(a). For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of Shares purchasable by all Participants in the aggregate.
(d)Available Shares Insufficient. In the event that the aggregate number of Shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of Shares remaining available for issuance under Section 14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of Shares to which each Participant is entitled shall be determined by multiplying the number of Shares available for issuance by a fraction, the numerator of which is the number of Shares that such Participant has elected to purchase and the denominator of which is the number of Shares that all Participants have elected to purchase.
(e)Issuance of Shares. Certificates representing the Shares purchased by a Participant under the Plan shall be issued the Participant as soon as reasonably practicable after the applicable Purchase Date, except that the Company may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Company. Shares may be registered in the name of the Participant or jointly in the name of the Participant and the Participant’s spouse as joint tenants with right of survivorship or as community property.
SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN

(f)Unused Cash Balances. Unless otherwise set forth in the terms and conditions of an Offering, an amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period or refunded to the Participant in cash at the end of the Offering Period, without interest (except as may be required by applicable law), if the Participant’s participation is not continued. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) or (d) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest (except as may be required by applicable law).
(g)Shareholder Approval. The Plan shall be submitted to the shareholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan notwithstanding, no Shares shall be purchased under the Plan unless and until the Company’s shareholders have approved the adoption of the Plan.
SECTION 9.LIMITATIONS ON STOCK OWNERSHIP.
(a)Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Shares under the Plan if such Participant, immediately after the Participant’s election to purchase such Shares, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:
(i)Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;
Each Participant shall be deemed to own any stock that the Participant has a right or option to purchase under this or any other plan; and
(ii)Each Participant shall be deemed to have the right to purchase up to the maximum number of Shares that may be purchased by a Participant under the Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.
(b)Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase Shares at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such Shares per calendar year (under the Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), determined in accordance with the provisions of Section 423(b)(8) of the Code and applicable United States Treasury Regulations promulgated thereunder.
For purposes of this Subsection (b), the Fair Market Value of Shares shall be determined as of the beginning of the Offering Period in which such Shares are purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is
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2024 EMPLOYEE STOCK PURCHASE PLAN

precluded by this Subsection (b) from purchasing additional Shares under the Plan, then the Participant’s employee contributions shall automatically be discontinued.
SECTION 10. RIGHTS NOT TRANSFERABLE.
The rights of any Participant under the Plan, or any Participant’s interest in any Shares or moneys to which the Participant may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber the Participant’s rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).
SECTION 11. NO RIGHTS AS AN EMPLOYEE.
Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s at-will employment at any time and for any reason, with or without cause.
SECTION 12. NO RIGHTS AS A SHAREHOLDER.
A Participant shall have no rights as a shareholder with respect to any Shares that the Participant may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date and such Participant’s ownership of such Shares shall have been entered into the books of the registrar or the Participant is issued a stock certificate, as applicable.
SECTION 13. SECURITIES LAW REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state or non-U.S. securities laws and regulations, the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded, and any foreign securities, exchange control or other applicable laws of any country which has jurisdiction over the applicable Participant.
SECTION 14. SHARES OFFERED UNDER THE PLAN.
(a)Authorized Shares. The maximum aggregate number of Shares available for purchase under the Plan is [_______] Shares, plus an annual increase to be added on the first day of each of the Company’s fiscal years for a period of up to ten years, beginning with the fiscal year that begins January 1, 2024, equal to the least of (i) one percent (1%) of the outstanding Shares on such date, (ii) [__________] shares, or (iii) a lesser amount determined by the
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Committee or Board. The aggregate number of shares available for purchase under the Plan (and the limit in clause (ii) to the annual increase thereto) shall at all times be subject to adjustment pursuant to Section 14(b).
(b)Antidilution Adjustments. The aggregate number of Shares offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued Shares (or issuance of shares other than Shares) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of Shares, the issuance of warrants or other rights to purchase Shares or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, Shares, other securities or other property), in any case, in a manner that complies with Section 423 of the Code.
(c)Reorganizations. Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization in which the Plan is not assumed by the surviving corporation or its parent corporation pursuant to the applicable plan of merger or consolidation, the Offering Period then in progress shall terminate immediately prior to the effective time of such Corporate Reorganization and either shares shall be purchased pursuant to Section 8 or, if so determined by the Board or Committee, all amounts in all Participant Accounts shall be refunded pursuant to Section 15 without any purchase of shares. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.
SECTION 15. AMENDMENT OR DISCONTINUANCE.
The Board or Committee shall have the right to amend, suspend or terminate the Plan at any time and without notice; provided, however, that any amendment that would be treated as the adoption of a new plan for purposes of Section 423 of the Code will have no force or effect unless approved by the shareholders of the Company within twelve (12) months before or after its adoption. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board or Committee may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant. Except as provided in Section 14, any increase in the aggregate number of Shares to be issued under the Plan shall be subject to approval by a vote of the shareholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the shareholders of the Company to the extent required by an applicable law or regulation. The Plan shall continue until the earlier to occur of (a) termination of the Plan pursuant to this Section 15 or (b) issuance of all of the Shares reserved for issuance under the Plan.
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2024 EMPLOYEE STOCK PURCHASE PLAN

SECTION 16. LIMITATION ON LIABILITY.
Notwithstanding anything to the contrary in the Plan, neither the Company, nor any of its Subsidiaries, nor the Committee, nor any person acting on behalf of the Company, any of its Subsidiaries, or the Committee, will be liable to any Participant, to any permitted transferee, to the estate or beneficiary of any Participant or any permitted transferee, or to any other person by reason of any acceleration of income, any additional tax, or any penalty, interest or other liability asserted by reason of the failure of the Plan or any option to purchase Shares to satisfy the requirements of Section 423, or otherwise asserted with respect to the Plan or any option to purchase Shares.
SECTION 17. UNFUNDED PLAN.
The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any option to purchase Shares. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.
SECTION 18. OFFER TO PARTICIPANTS OUTSIDE THE UNITED STATES.
Notwithstanding any provision of the Plan to the contrary, to comply with applicable law in countries outside the United States in which the Company and its Subsidiaries and Affiliates operate or in which Participants work or reside, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Employees outside the United States will be Eligible Employees under the Plan; (ii) modify the terms and conditions of any Offering to Eligible Employees outside the United States; (iii) establish sub-plans and modify terms, procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Subsidiaries and Affiliates or Participants in particular locations; provided that no such sub-plans and/or modifications shall take precedence over Section 3 of the Plan or otherwise require shareholder approval; (iv) take any action, before or after options to purchase Shares are granted, that it deems advisable to obtain approval or to facilitate compliance with any necessary local governmental regulatory exemptions or approvals and (v) impose conditions on participation in the Plan and/or the purchase of Shares in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to participate in an Offering, on termination of employment, available methods of contribution, payment of income tax, social insurance contributions and payroll taxes, the shifting of employer tax or social insurance contribution liability to a Participant, the withholding procedures and handling of any Share certificates or other indicia of ownership. Notwithstanding the foregoing, the Board will only take action and grant options to purchase Shares that comply with applicable laws.
SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN

SECTION 19. GOVERNING LAW.
The Plan shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.
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SECTION 20. EXECUTION.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

Silvaco Group, Inc.

By:
Name:
Title:
Date:
SILVACO GROUP, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN